NONCOMPETITION AGREEMENT

        This Noncompetition Agreement (this "Agreement") is made as of June 29, 2004, by Samuel S. Simonian (the "Stockholder"), Inet Technologies, Inc., a Delaware corporation (the "Company"), and Tektronix, Inc., an Oregon corporation ("Parent").

                                    RECITALS

        Whereas, the Company is being acquired by Parent pursuant to the terms of an Agreement and Plan of Merger, dated as of the date hereof, by and among Parent, the Company, Impala Merger Corp., a Delaware corporation, and Impala Acquisition Co. LLC, a Delaware limited liability company (the "Merger Agreement");

        Whereas, the Stockholder is a stockholder of the Company, and has served as the Chairman of the Board of the Company and thereby possesses extensive knowledge and experience concerning the Company and its business and operations, including without limitation Confidential Information as herein defined;

        Whereas, the Stockholder acknowledges that, following the completion of the transactions contemplated by the Merger Agreement, the Company and Parent could suffer irreparable harm if the Stockholder were to disclose confidential or trade secret information relating to the Company to third parties, and it is therefore reasonable to protect the Company and Parent against such actions and activities by the Stockholder;

        Whereas, the Stockholder will benefit from the transactions contemplated by the Merger Agreement; and

        Whereas, for these reasons, a condition to the completion of the transactions contemplated by the Merger Agreement is the execution and delivery of this Agreement by and among the Company, the Stockholder and Parent.

        Now, therefore, pursuant to the Merger Agreement and in consideration of the Recitals and for other good and valuable consideration described herein, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

                                  1 DEFINITIONS

        When used in this Agreement, capitalized terms which are not otherwise defined shall have the meaning ascribed to them in the Merger Agreement, and the following terms shall have the meanings ascribed thereto:

        1.1 Business. "Business" shall mean developing, marketing and selling communication products for current and next generation tier-one mobile and fixed-line carriers and communications equipment manufacturers that monitor, manage and diagnose overall health of voice and data networks, which is the primary businesses of the Company.

        1.2 Competitive Product. "Competitive Product" shall mean a product or service, developed, marketed, distributed or provided by a Competitor, which is the same as or is directly competitive with a product or service constituting a part of the Business and with respect to which the Stockholder has acquired Confidential Information by reason of the Stockholder's position and duties with the Company.

        1.3 Competitor. "Competitor" shall mean any Person engaged in, or preparing to engage in, the development, marketing, distribution or provision of any Competitive Product, including any customer of the Company which begins to perform for itself services previously provided by the Company.

        1.4 Confidential Information. "Confidential Information" shall mean all confidential and trade secret information of the Company, including without limitation information such as customer and prospect lists and information, design and manufacturing processes, financial information, computer programs, designs and other software products, software code, routines and subroutines, flow charts, user and technical manuals, marketing and promotional materials, data processing and computer programming techniques and know-how, research and development plans, marketing and distribution plans, strategies and channels, development costs, product pricing and payment terms, suppliers, purchasing methods and other information not generally available to the public. "Confidential Information" may be oral or written. Confidential Information shall not include any such information which (1) is in the public domain or (2) hereafter through an act or failure to act of Parent or the Company (other than by breach of a duty of confidentiality by the Stockholder created by this Agreement) becomes information in the public domain or (3) is available from a third party source with no duty of confidentiality to Parent or the Company.

                  2 CONFIDENTIALITY; RELATIONSHIP WITH OTHERS

        2.1 Confidentiality Obligation of Stockholder. The Stockholder acknowledges that in connection with his duties and responsibilities with the Company, the Stockholder has obtained Confidential Information which may have been originated by the Stockholder or which otherwise may have come into the Stockholder's possession or knowledge. For a period of 5 years after the Closing Date, the Stockholder agrees to hold all such Confidential Information in strict confidence and not to use any Confidential Information and not to divulge or disclose any Confidential Information to any Person except (i) upon the written request or instruction of the Company or (ii) in the event the Stockholder becomes legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigation, demand, order or similar process) to disclose any of the contents of the Confidential Information, Parent and the Company agree that the Stockholder may do so without liability, but the Stockholder agrees (x) to promptly notify Parent prior to any such disclosure and (y) to cooperate with Parent and the Company, at their sole cost and expense, in any attempt either of them may make to obtain a protective order or other appropriate assurance that confidential treatment will be afforded the Confidential Information. This
Section 2.1 is intended to protect Confidential Information constituting a part of the Business, and is not intended to limit the Stockholder's right to seek and obtain employment in competition with the Company, which is covered by
Section 3.1.

        2.2 Relationship with Others. The parties agree that, during the Stockholder's relationship with the Company, the Stockholder has had unique and extensive exposure to and personal contact with customers and employees of the Business, and such contact has enabled the Stockholder to establish a unique relationship with these customers and employees that, unless restricted, could enable the Stockholder to compete unfairly with the Company and cause the Company irreparable injury. The parties further agree that the profitability and goodwill of the Company depend on continued amicable relations with its customers and prospective customers, and employees, and the Stockholder will not, during the 5 year period after the Closing Date, cause, induce, attempt to induce, request, solicit, attempt to solicit or advise (a) any supplier of the Company, or any customers, prospective customers, distributors, resellers or independent contractors of the Company to curtail, harm, cancel or terminate their patronage of the Business, or relationships with the Company; or (b) any employee of the Company to terminate the employee's employment as such in order to become an employee, consultant or independent contractor to or for any Competitor or to or for any person or entity with which the Stockholder is associated in any way; provided, that the foregoing restriction in clause (b) shall not apply to responses to general advertisements, public notices or similar public postings made by or for the Stockholder, or to solicitations by a placement agency, in each case as to which the Stockholder had not targeted the hiring of any such employee. Nothing in this Section 2.2 shall prevent the employment of the Stockholder by a customer or supplier of the Company unless such employment violates Section 3.1 or constitutes a specific violation of this Section 2.2.

                                3 NONCOMPETITION

        3.1 Scope of Noncompete. The Stockholder agrees that for a period of 5 years after the completion of the transactions contemplated by the Merger Agreement, the Stockholder will not:

                (a) Render services, either directly or indirectly, to any Competitor in connection with the development, marketing, promotion, distribution, sale, or licensing of any Competitive Products; or

                (b) Engage, either directly or indirectly, either on behalf of the Stockholder or as a representative, agent, consultant, employee, officer, director, trustee, stockholder or partner, joint venturer or investor, in the development, marketing, promotion, distribution, sale, or licensing of any Competitive Product.

        3.2     Exceptions to Scope of Noncompete.

                (a) Nothing in Section 3.1 shall prohibit the Stockholder from (i) owning a limited partnership interest in BlueStream Ventures L.P. or (ii) owning or acquiring securities of any corporation or other business enterprise that may be engaged in activities described in
        Section 3.1, provided that, in the case of clause (ii), (x) such securities are held by the Stockholder for investment purposes only and represent less than 5% of the total voting power and of the total equity interests of such corporation or business enterprise and (y) such securities are listed on a national securities exchange or are regularly quoted in the over-the-counter market by one or more members of the National Association of Securities Dealers.

                (b) It shall not be deemed a violation of Section 3.1 if the Stockholder is employed by, or renders services to, a business entity which is diversified and made up of separate divisions in which, as to parts of its business, it is not a Competitor so long as the Stockholder will not be expected, required or permitted to, and in fact does not, render services directly or indirectly to a division or a part of such business entity which division or part is a Competitor.

                                 4 MISCELLANEOUS

        4.1 Common Law of Torts or Trade Secrets. The parties agree that nothing in this Agreement shall be construed to limit or negate the common law of torts or trade secrets where it provides the Company with broader protection than that provided herein.

        4.2     Remedies.

                (a) In addition to other remedies provided by law or equity, in the event of a breach by Stockholder of any of the covenants contained herein the Company shall be entitled to have a court of competent jurisdiction enter an injunction against Stockholder prohibiting any further breach of the covenants contained herein.

                (b) The parties agree that it is impossible to measure in money the damages that may accrue to a party hereto by reason of a failure to perform any of the obligations hereunder. Therefore, in the event of any controversy concerning the rights or obligations under this Agreement, such rights or obligations shall be enforceable in a court of equity by a decree of specific performance. Such remedy, however, shall be cumulative and nonexclusive and shall be in addition to any other remedy which the parties may have.

        4.3 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same agreement.

        4.4 Section Headings. The section headings herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        4.5 Assignability. This Agreement is personal in nature and neither party may assign its rights or obligations hereunder without the prior written consent of the other party.

        4.6 Governing Law; Forum. This Agreement shall be construed and governed under the laws of the state of Delaware, without regard to the principles of conflict of laws. Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any federal court located in the state of Delaware or of any state court located in the state of Delaware (the "Delaware Courts") in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any Delaware Court and (c) agrees that it will not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than a Delaware Court.

        4.7 Severability. The invalidity or unenforceability of any provision hereof shall not affect or impair any other provisions.

        4.8 Amendment. No amendment of this Agreement shall be effective unless in writing and signed by Stockholder, Parent and the Company.

        4.9 Entire Agreement. This Agreement, together with the Merger Agreement and the other documents and materials referred to herein or therein, constitute the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, promises, warranties, covenants or undertakings other than those expressly set forth herein and therein. This Agreement supersedes all prior negotiations, agreements and undertakings between the parties with respect to the subject matter hereof. This Agreement is not an agreement of employment, and is not intended to be superseded by any current or subsequent employment agreement between the Stockholder and the Company or Parent.

        4.10 Effectiveness. This Agreement and the provisions hereof shall only become effective upon the closing of the transactions contemplated by the Merger Agreement. If the Merger Agreement is terminated for any reason, this Agreement shall be void and of no further force and effect.

                            [Signature page follows]

        In witness whereof, the parties hereto have executed this Noncompetition Agreement as of the date first written above.

                                          INET TECHNOLOGIES, INC.

                                          By: /S/ MARK H. KLEINMAN
                                              --------------------
                                          Name:  Mark H. Kleinman
                                          Title: Vice President, General Counsel
                                                 and Secretary

                                          STOCKHOLDER

                                          /S/ SAMUEL S. SIMONIAN
                                          ----------------------
                                          Name: Samuel S. Simonian

                                          TEKTRONIX, INC.

                                          By: /S/ JAMES F. DALTON
                                              -------------------
                                          Name:  James F. Dalton
                                          Title: Vice President, General Counsel
                                                 and Secretary

                            NONCOMPETITION AGREEMENT

        This Noncompetition Agreement (this "Agreement") is made as of June 29, 2004, by Elie S. Akilian (the "Stockholder"), Inet Technologies, Inc., a Delaware corporation (the "Company"), and Tektronix, Inc., an Oregon corporation ("Parent").

                                    RECITALS

        Whereas, the Company is being acquired by Parent pursuant to the terms of an Agreement and Plan of Merger, dated as of the date hereof, by and among Parent, the Company, Impala Merger Corp., a Delaware corporation, and Impala Acquisition Co. LLC, a Delaware limited liability company (the "Merger Agreement");

        Whereas, the Stockholder is a stockholder of the Company, and has served as the President and Chief Executive Officer of the Company and thereby possesses extensive knowledge and experience concerning the Company and its business and operations, including without limitation Confidential Information as herein defined;

        Whereas, the Stockholder acknowledges that, following the completion of the transactions contemplated by the Merger Agreement, the Company and Parent could suffer irreparable harm if the Stockholder were to disclose confidential or trade secret information relating to the Company to third parties, and it is therefore reasonable to protect the Company and Parent against such actions and activities by the Stockholder;

        Whereas, the Stockholder will benefit from the transactions contemplated by the Merger Agreement; and

        Whereas, for these reasons, a condition to the completion of the transactions contemplated by the Merger Agreement is the execution and delivery of this Agreement by and among the Company, the Stockholder and Parent.

        Now, therefore, pursuant to the Merger Agreement and in consideration of the Recitals and for other good and valuable consideration described herein, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

                                 5 DEFINITIONS

        When used in this Agreement, capitalized terms which are not otherwise defined shall have the meaning ascribed to them in the Merger Agreement, and the following terms shall have the meanings ascribed thereto:

        5.1 Business. "Business" shall mean developing, marketing and selling communication products for current and next generation tier-one mobile and fixed-line carriers and communications equipment manufacturers that monitor, manage and diagnose overall health of voice and data networks, which is the primary businesses of the Company.

        5.2 Competitive Product. "Competitive Product" shall mean a product or service, developed, marketed, distributed or provided by a Competitor, which is the same as or is directly competitive with a product or service constituting a part of the Business and with respect to which the Stockholder has acquired Confidential Information by reason of the Stockholder's position and duties with the Company.

        5.3 Competitor. "Competitor" shall mean any Person engaged in, or preparing to engage in, the development, marketing, distribution or provision of any Competitive Product, including any customer of the Company which begins to perform for itself services previously provided by the Company.

        5.4 Confidential Information. "Confidential Information" shall mean all confidential and trade secret information of the Company, including without limitation information such as customer and prospect lists and information, design and manufacturing processes, financial information, computer programs, designs and other software products, software code, routines and subroutines, flow charts, user and technical manuals, marketing and promotional materials, data processing and computer programming techniques and know-how, research and development plans, marketing and distribution plans, strategies and channels, development costs, product pricing and payment terms, suppliers, purchasing methods and other information not generally available to the public. "Confidential Information" may be oral or written. Confidential Information shall not include any such information which (1) is in the public domain or (2) hereafter through an act or failure to act of Parent or the Company (other than by breach of a duty of confidentiality by the Stockholder created by this Agreement) becomes information in the public domain or (3) is available from a third party source with no duty of confidentiality to Parent or the Company.

                  6 CONFIDENTIALITY; RELATIONSHIP WITH OTHERS

        6.1 Confidentiality Obligation of Stockholder. The Stockholder acknowledges that in connection with his duties and responsibilities with the Company, the Stockholder has obtained Confidential Information which may have been originated by the Stockholder or which otherwise may have come into the Stockholder's possession or knowledge. For a period of 5 years after the Closing Date, the Stockholder agrees to hold all such Confidential Information in strict confidence and not to use any Confidential Information and not to divulge or disclose any Confidential Information to any Person except (i) upon the written request or instruction of the Company or (ii) in the event the Stockholder becomes legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigation, demand, order or similar process) to disclose any of the contents of the Confidential Information, Parent and the Company agree that the Stockholder may do so without liability, but the Stockholder agrees (x) to promptly notify Parent prior to any such disclosure and (y) to cooperate with Parent and the Company, at their sole cost and expense, in any attempt either of them may make to obtain a protective order or other appropriate assurance that confidential treatment will be afforded the Confidential Information. This
Section 2.1 is intended to protect Confidential Information constituting a part of the Business, and is not intended to limit the Stockholder's right to seek and obtain employment in competition with the Company, which is covered by
Section 3.1.

        6.2 Relationship with Others. The parties agree that, during the Stockholder's relationship with the Company, the Stockholder has had unique and extensive exposure to and personal contact with customers and employees of the Business, and such contact has enabled the Stockholder to establish a unique relationship with these customers and employees that, unless restricted, could enable the Stockholder to compete unfairly with the Company and cause the Company irreparable injury. The parties further agree that the profitability and goodwill of the Company depend on continued amicable relations with its customers and prospective customers, and employees, and the Stockholder will not, during the 5 year period after the Closing Date, cause, induce, attempt to induce, request, solicit, attempt to solicit or advise (a) any supplier of the Company, or any customers, prospective customers, distributors, resellers or independent contractors of the Company to curtail, harm, cancel or terminate their patronage of the Business, or relationships with the Company; or (b) any employee of the Company to terminate the employee's employment as such in order to become an employee, consultant or independent contractor to or for any Competitor or to or for any person or entity with which the Stockholder is associated in any way; provided, that the foregoing restriction in clause (b) shall not apply to responses to general advertisements, public notices or similar public postings made by or for the Stockholder, or to solicitations by a placement agency, in each case as to which the Stockholder had not targeted the hiring of any such employee. Nothing in this Section 2.2 shall prevent the employment of the Stockholder by a customer or supplier of the Company unless such employment violates Section 3.1 or constitutes a specific violation of this Section 2.2.

                                7 NONCOMPETITION

        7.1 Scope of Noncompete. The Stockholder agrees that for a period of 5 years after the completion of the transactions contemplated by the Merger Agreement, the Stockholder will not:

                (a) Render services, either directly or indirectly, to any Competitor in connection with the development, marketing, promotion, distribution, sale, or licensing of any Competitive Products; or

                (b) Engage, either directly or indirectly, either on behalf of the Stockholder or as a representative, agent, consultant, employee, officer, director, trustee, stockholder or partner, joint venturer or investor, in the development, marketing, promotion, distribution, sale, or licensing of any Competitive Product.

        7.2     Exceptions to Scope of Noncompete.

                (a) Nothing in Section 3.1 shall prohibit the Stockholder from (i) owning a limited partnership interest in BlueStream Ventures L.P. or (ii) owning or acquiring securities of any corporation or other business enterprise that may be engaged in activities described in
        Section 3.1, provided that, in the case of clause (ii), (x) such securities are held by the Stockholder for investment purposes only and represent less than 5% of the total voting power and of the total equity interests of such corporation or business enterprise and (y) such securities are listed on a national securities exchange or are regularly quoted in the over-the-counter market by one or more members of the National Association of Securities Dealers.

                (b) It shall not be deemed a violation of Section 3.1 if the Stockholder is employed by, or renders services to, a business entity which is diversified and made up of separate divisions in which, as to parts of its business, it is not a Competitor so long as the Stockholder will not be expected, required or permitted to, and in fact does not, render services directly or indirectly to a division or a part of such business entity which division or part is a Competitor.

                                 8 MISCELLANEOUS

        8.1 Common Law of Torts or Trade Secrets. The parties agree that nothing in this Agreement shall be construed to limit or negate the common law of torts or trade secrets where it provides the Company with broader protection than that provided herein.

        8.2     Remedies.

                (a) In addition to other remedies provided by law or equity, in the event of a breach by Stockholder of any of the covenants contained herein the Company shall be entitled to have a court of competent jurisdiction enter an injunction against Stockholder prohibiting any further breach of the covenants contained herein.

                (b) The parties agree that it is impossible to measure in money the damages that may accrue to a party hereto by reason of a failure to perform any of the obligations hereunder. Therefore, in the event of any controversy concerning the rights or obligations under this Agreement, such rights or obligations shall be enforceable in a court of equity by a decree of specific performance. Such remedy, however, shall be cumulative and nonexclusive and shall be in addition to any other remedy which the parties may have.

        8.3 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same agreement.

        8.4 Section Headings. The section headings herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        8.5 Assignability. This Agreement is personal in nature and neither party may assign its rights or obligations hereunder without the prior written consent of the other party.

        8.6 Governing Law; Forum. This Agreement shall be construed and governed under the laws of the state of Delaware, without regard to the principles of conflict of laws. Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any federal court located in the state of Delaware or of any state court located in the state of Delaware (the "Delaware Courts") in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any Delaware Court and (c) agrees that it will not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than a Delaware Court.

        8.7 Severability. The invalidity or unenforceability of any provision hereof shall not affect or impair any other provisions.

        8.8 Amendment. No amendment of this Agreement shall be effective unless in writing and signed by Stockholder, Parent and the Company.

        8.9 Entire Agreement. This Agreement, together with the Merger Agreement and the other documents and materials referred to herein or therein, constitute the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, promises, warranties, covenants or undertakings other than those expressly set forth herein and therein. This Agreement supersedes all prior negotiations, agreements and undertakings between the parties with respect to the subject matter hereof. This Agreement is not an agreement of employment, and is not intended to be superseded by any current or subsequent employment agreement between the Stockholder and the Company or Parent.

        8.10 Effectiveness. This Agreement and the provisions hereof shall only become effective upon the closing of the transactions contemplated by the Merger Agreement. If the Merger Agreement is terminated for any reason, this Agreement shall be void and of no further force and effect.

                            [Signature page follows]

        In witness whereof, the parties hereto have executed this Noncompetition Agreement as of the date first written above.

                                          INET TECHNOLOGIES, INC.

                                          By: /S/ MARK H. KLEINMAN
                                              --------------------
                                          Name:  Mark H. Kleinman
                                          Title: Vice President, General Counsel
                                                 and Secretary

                                          STOCKHOLDER

                                          /S/ ELIE S. AKILIAN
                                          -------------------
                                          Name: Elie S. Akilian

                                          TEKTRONIX, INC.

                                          By: /S/ JAMES F. DALTON
                                              -------------------
                                          Name:  James F. Dalton
                                          Title: Vice President, General Counsel
                                                 and Secretary